--------------------------------------------------------------------------------

                                           LAZARDFUNDS
--------------------------------------------------------------------------------

                                           LAZARD INTERNATIONAL EQUITY PORTFOLIO

                                                                   PROSPECTUS
--------------------------------------------------------------------------------
                                                                   MAY 1, 1999

--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================

                                                                PAGE
                                                                -----------------------------------------------
CAREFULLY  REVIEW THIS IMPORTANT  SECTION,  WHICH               4   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
SUMMARIZES  EACH  PORTFOLIO'S INVESTMENTS, RISKS,               -----------------------------------------------
PAST PERFORMANCE AND FEES.

                                                                4   Lazard International Equity Portfolio

                                                                ------------------------------------------------
REVIEW THIS SECTION FOR INFORMATION ON INVESTMENT               6   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
STRATEGIES AND THEIR RISKS.                                     ------------------------------------------------

                                                                6   Lazard International Equity Portfolio

                                                                ------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND               6   FUND MANAGEMENT
ORGANIZATIONS WHO OVERSEE THE PORTFOLIOS.                       ------------------------------------------------
                                                                6   Investment Manager
                                                                7   Principal Portfolio Managers
                                                                7   Administrator
                                                                7   Distributor
                                                                7   Custodian

                                                                ------------------------------------------------
REVIEW THIS SECTION FOR DETAILS ON HOW SHARES ARE               8   SHAREHOLDER INFORMATION
VALUED, HOW TO PURCHASE, SELL AND EXCHANGE                      ------------------------------------------------
SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS                8   General
AND DISTRIBUTIONS.                                               8   How to Buy Shares
                                                                 9   Distribution and Service (12b-1) Fees
                                                                 9   How to Sell Shares
                                                                10   Investor Services
                                                                10   General Policies
                                                                11   Account Policies, Dividends and Taxes


                                                                ------------------------------------------------
REVIEW THIS SECTION FOR RECENT FINANCIAL INFORMATION.           11   FINANCIAL HIGHLIGHTS
                                                                ------------------------------------------------

WHERE TO LEARN MORE ABOUT THE PORTFOLIOS                        ------------------------------------------------
                                                                      BACK COVER
                                                                ------------------------------------------------





      ---------------------------------------------------------------------
         LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRERES & CO. LLC
        ("LAZARD FRERES"), SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
      ---------------------------------------------------------------------

The Portfolios           The Lazard Funds, Inc. (the "Fund") consists of twelve
                         separate Portfolios, only one of which, Lazard
                         International Equity Portfolio, is being offered through this Prospectus. Each Portfolio has its own investment objective, strategies and risk/return profile and invests in different securities, depending on its investment objective. Each Portfolio can be expected to have a different degree of risk and yield or return. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

                         You should be aware that the Portfolios:

                         o   Are not bank deposits
                         o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation
                         o   Are not guaranteed to achieve their stated goals

                         Each Portfolio offers Institutional Shares and Open Shares. Institutional Shares and Open Shares have different investment minimums and different expense ratios.

                         -------------------------------------
Who May Want to Invest?  EQUITY PORTFOLIOS
                         -------------------------------------

                         Lazard International Equity Portfolio

                         These Portfolios will invest primarily in equity securities, including common stocks, preferred stocks and convertible securities of both U.S. and non-U.S. issuers. The Investment Manager seeks to identify undervalued securities based on earnings, cash flow or asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

                         The securities in which the Portfolios will invest generally have one or more of the following characteristics:

                         o are undervalued relative to their earnings, cash flow or asset values;
                         o have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years;
                         o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power;
                         o   have low projected price-to-earnings or
                             price-to-cash flow multiples;

                         Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Equity Portfolios' performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

                         Consider investing in these Portfolios if you are:

                         o seeking a long-term goal such as retirement

                         o looking to add a growth component to your portfolio

                         o willing to accept higher risks of investing in the
                           stock market in exchange for potentially higher long-term returns

                         These Portfolios may not be appropriate if you are:

                         o pursuing a short-term goal or investing emergency
                           reserves

                         o uncomfortable with an investment that will go up and
                           down in value

                   RISK/RETURN SUMMARY AND PORTFOLIO EXPENSES
================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE               The Portfolio seeks long-term capital
                                   appreciation.

PRINCIPAL INVESTMENT  STRATEGIES   The Portfolio invests primarily in equity
                                   securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI)
                                   Europe, Australasia and Far East Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

                                   In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Ordinarily, the Portfolio invests in at least three different foreign countries.

PRINCIPAL INVESTMENT RISKS         While stocks have historically been a leading
                                   choice of long-term investors, they do
                                   fluctuate in price. The Portfolio's
                                   performance will be influenced by political, social and economic factors. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

                                   Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

                                   The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

The accompanying bar chart and table provide some indication of the risks of investing in the Lazard International Equity Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares and Open Shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index, an unmanaged index comprised of international equities. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

             [TABLE BELOW REPRESENTS BAR CHART IN ITS PRINTED FORM]



                         -6.62      -6.62%     1992
                         31.05      31.05%     1993
                          0.24       0.24%     1994
                         13.14      13.14%     1995
                         15.64      15.64%     1996
                         11.84      11.84%     1997
                         16.04      16.04%     1998


     1992      1993      1994       1995        1996         1997         1998
--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/98         (17.11)%
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 1998)

                                  INCEPTION     PAST        PAST      SINCE
                                     DATE       YEAR       5 YEARS  INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES               10/29/91    16.04%      11.22%    11.26%
--------------------------------------------------------------------------------
OPEN SHARES                         1/23/97    15.82%        N/A     15.44%
--------------------------------------------------------------------------------
MSCI EUROPE,                                   20.00%       9.19%     8.65%
AUSTRALASIA AND                                                  (Institutional)
FAR EAST INDEX                                                       12.82%
                                                                     (Open)
--------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The following table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Annual Portfolio Operating Expenses are paid out of Portfolio assets, and are reflected in the share price.








EXPENSE EXAMPLE

Use the table at the right to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment
o  5% annual return each year
o  redemption at the end of each period
o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.


--------------------------------------------------------------------------------
Annual Portfolio
Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                      INSTITUTIONAL               OPEN
                                         SHARES                  SHARES
--------------------------------------------------------------------------------
Management fees                           .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) fees                      None                    .25%
--------------------------------------------------------------------------------
Other expenses                            .15%                    .24%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                        .90%                    1.24%
--------------------------------------------------------------------------------




LAZARD INTERNATIONAL                   1          3           5          10
EQUITY PORTFOLIO                     Year       Years       Years       Years

INSTITUTIONAL SHARES                 $ 92       $287        $498       $1,108
--------------------------------------------------------------------------------
OPEN SHARES                          $126       $393        $681       $1,500
--------------------------------------------------------------------------------

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
================================================================================


                              LAZARD INTERNATIONAL
                                EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                      Ticker Symbol: LZIEX (Institutional)
                                  LZIOX (Open)

INVESTMENT OBJECTIVE AND STRATEGIES

The International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large foreign companies with market capitalizations in the range of the MSCI Europe, Australasia and Far East Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies based in developed markets.

The Portfolio may invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments. The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.

RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions and foreign currency transactions primarily to hedge its portfolio, it may use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.


                                 FUND MANAGEMENT
================================================================================


INVESTMENT MANAGER

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio's investments and assists in the overall management of the Portfolio's affairs. The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of

================================================================================

investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totaling approximately $64 billion as of March 31, 1999. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value. The investment management fees are accrued daily and paid monthly.

                                        Effective Annual Rate
                         Investment         of Investment
                         Management          Management
NAME OF PORTFOLIO        FEE PAYABLE    FEE PAID AFTER WAIVER
----------------         -----------    ---------------------
                                      Institutional     Open
                                         Shares        Shares
International Equity
  Portfolio                 .75%         .75%          .75%


PRINCIPAL PORTFOLIO MANAGERS

The Portfolio is managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are as follows:

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist (since inception) and John
R. Reinsberg (since January 1992)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982. He joined the Investment Manager in November 1982.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager. He joined the Investment Manager in January 1992.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the Portfolio's administrator.

DISTRIBUTOR

Lazard Freres acts as distributor for the Portfolio.

CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of foreign securities.


YEAR 2000 ISSUES

The Portfolio could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Portfolio, the Investment Manager is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. While the Portfolio cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                            SHAREHOLDER INFORMATION
================================================================================

GENERAL

Portfolio shares are sold, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another agent of the Fund. The NAV is determined as of the close of trading on the floor of the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for business. Equity securities typically are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board. Debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. Other debt securities are valued using available market quotations or at fair value which may be determined by one or more pricing services.

Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV and thus affect the Portfolio's NAV on days when shareholders will not be able to buy or sell the Portfolio's shares.


MINIMUM INVESTMENTS

All purchases made by check should be in U.S. dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Please note the following minimums in effect for initial investments:

--------------------------------------------------------------------------------
   Institutional Shares                           $1,000,000
--------------------------------------------------------------------------------
   Open Shares                                        10,000
--------------------------------------------------------------------------------
   IRA Rollover/Transfer-Open Shares                  10,000


                                HOW TO BUY SHARES
================================================================================


INITIAL PURCHASE
         BY MAIL

1.  Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

    The Lazard Funds, Inc.
    P.O. Box 9363
    Boston, Massachusetts
    02205-9363
    Attention: (Name of Portfolio and Class of Shares)


         BY WIRE

1.  Call (800) 986-3455 toll free from any state and provide the following:

         o the Portfolio(s) and Class of shares to be invested in

         o name(s) in which shares are to be registered

         o address

         o social security or tax identification number

         o dividend payment election

         o amount to be wired

         o name of the wiring bank, and

         o name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to the Custodian:

    ABA #: 011000028
    State Street Bank and Trust Company
    Boston, Massachusetts
    Custody and Shareholder Services Division
    DDA 9905-2375
    Attention: (Name of Portfolio and Class of Shares)
    The Lazard Funds, Inc.
    Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail."

================================================================================

ADDITIONAL PURCHASES
       BY MAIL

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase -- By Mail."

       BY WIRE

Instruct the wiring bank to transmit the specified amount in federal funds to State Street Bank and Trust Company, as instructed in item 2 under "initial purchase -- by wire."

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN
(OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of the Portfolio at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. Thereafter, the minimum periodic investment is $250. To obtain an Automatic Investment Plan application, call the Fund at (800) 823-6300.


INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an instrument for existing IRAs. Completion of a Lazard Funds IRA application is required. The minimum initial investment for an IRA rollover account is $10,000. For a Direct IRA Account, a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

DISTRIBUTION AND SERVICE (12B-1) FEES
(OPEN SHARES ONLY)

The Fund has adopted a plan under rule 12b-1 that allows the Portfolio to pay Lazard Freres a fee at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares for the sale of the Portfolio's Open Shares and for services provided to holders of Open Shares. Because these fees are deducted from the Portfolio's assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost shareholders more than paying other types of sales charges.

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------
GENERAL

The Fund imposes no charges when shares are sold. Securities dealers and other institutions may charge their clients a fee for effecting sales of Portfolio shares. Upon receipt by the Transfer Agent, Lazard Freres or another agent of a sale request in proper form, Portfolio shares will be sold at their next determined NAV. Payment of sale proceeds may be made in securities.

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold had been purchased by check, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days.

                                 SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not have a brokerage account with Lazard Freres should submit their sale requests to the Transfer Agent by mail (see Items 1-4 below).

1. Write a letter of instruction to the Fund. Indicate the dollar amount, or number and Portfolio and Class, of shares to be sold, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the sale request.

================================================================================

4.  Mail the letter to the Transfer Agent at the following address: The

       Lazard Funds, Inc.
       P.O. Box 9363
       Boston, Massachusetts 02205-9363
       Attention: (Name of Portfolio and Class of Shares)

TELEPHONE REDEMPTIONS:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. The Transfer Agent's toll-free number for redemptions is (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

                   THROUGH A LAZARD FRERES BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard Freres should contact their Lazard Freres account representative for specific instructions on how to sell Portfolio shares.


                                INVESTOR SERVICES
-------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

INDIVIDUAL RETIREMENT ACCOUNTS. Call us at (800) 823-6300 for more information and an IRA kit.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV. There is no cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue exchange privileges at any time.

TELEPHONE REDEMPTION allows you to redeem shares at the net asset value next determined after you call the Transfer Agent with your request.


                                GENERAL POLICIES
--------------------------------------------------------------------------------

The Fund reserves the right to:

         o Redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

         o Convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

         o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

         o  Change the required minimum investment amounts

         o Delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

         o Make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders

         o Refuse any purchase or exchange request if such request could adversely affect the Portfolio's NAV, including if such person or group has engaged in excessive trading (to be determined in the Fund's discretion)

         o Close an account due to excessive trading after prior warning and notification

================================================================================

                      ACCOUNT POLICIES, DIVIDENDS AND TAXES

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive a yearly statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually but may be declared and paid twice annually for each of the Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed twice annually.

Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and Statements of Account will be mailed approximately two business days after the payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of one Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. When you do sell your Portfolio shares, a capital gain may be realized, except for IRA accounts.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

       o fail to provide a social security number or taxpayer identification number

       o fail to certify that their social security number or taxpayer identification number is correct

       o fail to certify that they are exempt from withholding


                              FINANCIAL HIGHLIGHTS

The tables on the following page describe the Portfolio's performance for the fiscal periods indicated. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment in the Portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information in the tables has been independently audited by Anchin, Block & Anchin LLP, whose report, along with the Portfolio's financial statements, is included in the Fund's annual report, which is available upon request.

                              FINANCIAL HIGHLIGHTS
================================================================================

LAZARD INTERNATIONAL EQUITY PORTFOLIO
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                        YEAR ENDED
                                                           --------------------------------------------------------------------
INSTITUTIONAL SHARES                                        12/31/98       12/31/97      12/31/96       12/31/95       12/31/94
                                                            --------       --------      --------       --------       -------
Net asset value, beginning of period                       $    13.97    $    13.62     $    12.50    $     11.23     $  12.32
                                                           ----------    ----------     ----------    -----------     --------
Income (loss) from investment operations:
  Net investment income                                          0.18          0.22           0.17           0.19         0.08
  Net realized and unrealized gain (loss)                        2.03          1.40           1.76           1.29        (0.05)
                                                           ----------    ----------     ----------    -----------     --------
  Total from investment operations                               2.21          1.62           1.93           1.48         0.03
                                                           ----------    ----------     ----------    -----------     --------
Less distributions from and in excess of:
  Net investment income                                         (0.14)        (0.34)         (0.19)         (0.09)          --
  Net realized gain                                             (0.81)        (0.93)         (0.62)         (0.12)       (1.12)
                                                           ----------    ----------     ----------    -----------     --------
  Total distributions                                           (0.95)        (1.27)         (0.81)         (0.21)       (1.12)
                                                           ----------    ----------     ----------    -----------     --------
Net asset value, end of period                             $    15.23    $    13.97     $    13.62    $     12.50     $  11.23
                                                           ==========    ==========     ==========    ===========     =========
TOTAL RETURN (A)                                                16.0%          11.8%          15.6%         13.1%          0.2%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $2,879,289    $2,099,724     $1,816,173    $1,299,549      $831,877
Ratios to average net assets:
  Net expenses (b)                                              0.90%          0.89%          0.91%         0.95%         0.94%
  Gross expenses (b)                                            0.90%          0.89%          0.91%         0.95%         0.94%
  Net investment income (b)                                     1.37%          1.18%          1.93%         1.82%         0.75%
Portfolio turnover rate                                           41%            37%            39%           63%          106%

                                                              YEAR      FOR THE PERIOD
                                                              ENDED       1/23/97* TO
OPEN SHARES                                                 12/31/98       12/31/97
                                                            ---------      ---------
Net asset value, beginning of period                          $ 13.95       $ 13.29
                                                              -------       -------
Income (loss) from investment operations:
  Net investment income                                          0.18          0.16
  Net realized and unrealized gain (loss)                        2.00          1.71
                                                              -------       -------
  Total from investment operations                               2.18          1.87
                                                              -------       -------
Less distributions from and in excess of:
  Net investment income                                         (0.09)        (0.28)
  Net realized gain                                             (0.81)        (0.93)
                                                              -------       -------
  Total distributions                                           (0.90)        (1.21)
                                                              -------       -------
Net asset value, end of period                                $ 15.23       $ 13.95
                                                              =======       =======
TOTAL RETURN (A)                                                15.8%          14.1%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                      $47,303       $ 10,794
Ratios to average net assets:
  Net expenses (b)                                              1.24%          1.25%
  Gross expenses (b)                                            1.24%          1.61%
  Net investment income (b)                                     1.02%          0.37%


NOTES TO FINANCIAL HIGHLIGHTS:
*Commencement of operations.

(a) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods of less than one year are not annualized.
(b)  Annualized for periods of less than one year.

For more information about the Portfolio, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.
o  Free from the Commission's Website at http://www.sec.gov.
Investment Company Act file no. 811-6312

--------------------------------------------------------------------------------

You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Portfolios by contacting the Fund at:

                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                            New York, New York 10112
                            Telephone: 1-800-823-6300
                           http://www.lazardfunds.com
--------------------------------------------------------------------------------

================================================================================

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112
Telephone: (800) 823-6300
http://www.lazardfunds.com

INVESTMENT MANAGER
Lazard Asset Management
30 Rockefeller Plaza
New York, New York 10112

DISTRIBUTOR
Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, New York 10112

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 9363
Boston, Massachusetts 02205-9363

INDEPENDENT PUBLIC ACCOUNTANTS
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

--------------------------------------------------------------------------------
LAZARDFUNDS
      30 Rockefeller Plaza
--------------------------------------------------------------------------------
      New York, NY 10112
      Telephone 800.823.6300
      http://www.lazardfunds.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                  NO SALES OR REDELPTION CHARGES No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

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